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                                                                   EXHIBIT 10.42

                    SECOND AMENDMENT TO SETTLEMENT AGREEMENT



         THIS SECOND AMENDMENT dated as of September 30, 2002 (the "Amendment") to the Settlement Agreement (the "Agreement") dated as of July 26, 2002, as amended, by and among The Williams Companies Inc. ("TWC", and, collectively with its direct and indirect subsidiaries, the "TWC Entities") Williams Communications Group, Inc. ("WCG" and, collectively with its direct and indirect subsidiaries, the "Company" or the "WCG Entities") and CG Austria, Inc. ("CG Austria") each as a debtor and debtor in possession in cases commenced (the "Chapter 11 Cases") under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") the official committee of unsecured creditors (the "Committee") appointed in the Chapter 11 Cases; and Leucadia National Corporation ("Leucadia") (collectively, the "Parties"). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.

         WHEREAS, the parties wish to modify the provisions in the Agreement relating to the payment of the purchase price under the Building Purchase Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and obligations contained herein, the Parties hereto hereby agree as follows:

         1. Section 1(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

              (b) The Building Purchase. In accordance with the Building
                  Purchase Agreement, WKBC shall transfer and convey the Building Purchase Assets to WTC for the consideration specified therein. WTC's obligations to WHBC under the Building Purchase Agreement will be evidenced by (i) a long term note in the original principal amount of $100,000,000, and (ii) a short term note in the accreted principal amount of $74,360,295.30 (collectively, the "Building Purchase Notes"). The obligations under the Building Purchase Notes will be secured by the following (the documents evidencing the following will be referred to, collectively, as the "Building Purchase Collateral Documents"): (a) a first priority mortgage on and lien in the Building Purchase Assets (specifically including all furniture, fixtures and equipment (other than certain equipment related to or used in connection with WCG's network)), and (b) a fully subordinated, second priority lien on 66% of the stock of Wiltel Communications Pty Limited, an Australian subsidiary of a new, domestic, wholly owned subsidiary of WCLLC, which lien shall be subject to a mutually agreeable Intercreditor Agreement between WHBC and the Administrative Agent (as defined in the Plan) on behalf of the Lenders. In connection with the closing of the Building Purchase Agreement, the Administrative Agent for the benefit of the secured parties,



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                  including, without limitation, the Lenders, shall be granted a fully subordinated, second priority lien and mortgage on the Building Purchase Assets (the "Lender Second Mortgage").

         2. The definition of "Building Purchase Agreement" in the Glossary of Settlement Agreement Defined Terms shall be deleted in its entirety and replaced with the following:

                  "Building Purchase Agreement" means the agreement dated as of July 26, 2002, a true and correct copy of which is annexed hereto as Exhibit 4, pursuant to which, as a component of the TWC Settlement, WTC shall purchase, the Building Purchase Assets from WHBC, as such agreement is amended from time to time.

         3. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         4. Except as specifically amended hereby, the Agreement is in all respects confirmed, ratified and approved.

         IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on and as of the date and year first above written.


                            [Signature Pages Follow]


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WILLIAMS COMMUNICATIONS GROUP, INC.            THE OFFICIAL COMMITTEE OF
                                                  UNSECURED CREDITORS


-------------------------------                (signature illegible)
By:                                            By: Kirkland & Ellis
   ----------------------------                Its:  Counsel
Its:
    ---------------------------



CG AUSTRIA, INC.                               LEUCADIA NATIONAL CORPORATION

-------------------------------                ---------------------------------
By:                                            By:
   ----------------------------                   ------------------------------
Its:                                           Its:
    ---------------------------                    -----------------------------

                                               THE WILLIAMS COMPANIES, INC.

                                               ---------------------------------
                                               By:
                                                  ------------------------------
                                               Its:
                                                   -----------------------------


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WILLIAMS COMMUNICATIONS GROUP, INC.   THE OFFICIAL COMMITTEE OF UNSECURED
                                      CREDITORS BY: AMALGAMATED GADGET, L.P., AS
                                      INVESTMENT;  BY: SCEPTOR HOLDINGS, INC.,
                                      ITS GENERAL PARTNER;
                                      BY: David R. Gillespie, CFO

/s/ HOWARD S. KALIKA                  /s/ DAVID GILLESPIE
BY: HOWARD S. KALIKA                  BY: R2 INVESTMENTS, LPC
Its: Vice President                   Its: CHAIRPERSON


CG AUSTRIA, INC.                      LEUCADIA NATIONAL CORPORATION
/s/  Howard S. Kalika                 /s/ Joseph A. Orlando
By:  Howard S. Kalika                 By: Joseph A. Orlando
     -----------------------------    ------------------------------------------
Its:  Vice President and Treasurer    Its:  Vice President & CFO


                                      THE WILLIAMS COMPANIES, INC.


                                      /s/ JACK D. MCCARTHY
                                      By: Jack D. McCarthy
                                          --------------------------------------
                                      Its: Senior Vice President and
                                           Chief Financial Officer